Exhibit 99.3

 CORPORATE OVERVIEW  Frank Bedu-Addo Ph.D. President & CEO  NOVEMBER 2021

 2  Forward-Looking Statements  This presentation contains forward-looking statements about PDS Biotechnology Corporation (“PDSB”), and its businesses, business prospects, strategies and plans, including but not limited to statements regarding anticipated pre-clinical and clinical drug development activities and timelines and market opportunities. All statements other than statements of historical facts included in this presentation are forward-looking statements. The words “anticipates,” “may,” “can,” “plans,” “believes,” “estimates,” “expects,” “projects,” “intends,” “likely,” “will,” “should,” “to be,” and any similar expressions or other words of similar meaning are intended to identify those assertions as forward-looking statements. These forward-looking statements involve substantial risks and uncertainties that could cause actual results to differ materially from those anticipated.Factors that may cause actual results to differ materially from such forward-looking statements include those identified under the caption “Risk Factors” in the documents filed with the Securities and Exchange Commission (“SEC”) from time to time, including its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Except to the extent required by applicable law or regulation, PDSB undertakes no obligation to update the forward-looking statements included in this presentation to reflect subsequent events or circumstances.

 PDS Biotech is a clinical stage biotechnology company developing a pipeline of immunotherapies based on the proprietary Versamune® platform  3  Interim data from NCI-led PDS0101 Phase 2 trial showed tumor reduction in ~70% of patients who had failed prior treatmentNo new or elevated toxicities observed from the addition of PDS0101 to combination therapyPre-clinical studies demonstrate potency and versatility of Versamune® in oncology and infectious diseaseMultiple composition and application patents valid through mid-2030s  Biopharma developing novel T-cell activating cancer treatment candidates Three phase 2 oncology clinical trials in progress with multiple near-term readoutsClinical partnerships with Merck, MD Anderson Cancer Center and National Cancer InstituteDebt free with approximately $69.7M in cash as of September 30, 2021  Pipeline      Versamune® Platform  Corporate Overview

   4    PDS Biotech’s Versamune®-based immunotherapies are designed to promote a powerful in vivo tumor-specific CD8+ killer T-cell response  Generate the right type and quantity of effective CD8+ killer T-cells  Generate potency without systemic side effects  Generate memory T-cells, to enhance durability of response     A significant barrier to effective immunotherapy has been the inability to promote adequate CD8+ killer T-cell responses in vivo70-90% of cancer patients fail check point inhibitor therapy   Versamune®-based therapies also show promising potential to:

 Versamune® is designed to induce a robust and targeted anti-tumor response in vivo when administered with a tumor-associated antigen  5  References: Gandhapudi SK, et al. 2019. Antigen priming with enantiospecific cationic lipid nanoparticles induces potent antitumor CTL responses through novel induction of a Type I IFN response. J Immunol. 202 (12): 3524-3536. Smalley Rumfield C et al. 2020. Immunomodulation to enhance the efficacy of an HPV therapeutic vaccine. J. for ImmunoTherapy of Cancer 8:e000612.    Recruits T-cells to lymph nodes: Promotes uptake of immunotherapy and entry into lymph nodes. Signals T-cells to infiltrate lymph nodes.  Trains T-cells to target tumors: Promotes antigen processing and presentation to T-cells via MHC I and II pathways  Arms T-cells to kill tumor cells: Activates Type I Interferon pathway, enabling a powerful antigen-specific (tumor) killer CD8+ T-cell response    Versamune® + Tumor-associated proteins (antigens)

   PDS Biotech executive team has demonstrated success in the development and commercialization of leading pharmaceutical products  6    Senior executive experience with management of strategy and execution at both large pharma and biotechsNotable drug development:Abelcet® (Liposome Company/ Elan)PEG-Intron® (Schering-Plough/ Merck)  Frank Bedu-Addo, PhDChief Executive Officer    Co-founder>35 years of drug development experience In-depth experience with biotech drug discovery, product development and manufacturing  Gregory Conn, PhDChief Scientific Officer     >30 years of translational clinical research experienceFormer Director of Clinical Research at National Cancer Institute Center for Cancer Research (Cancer Vaccine Branch)   Lauren V. Wood, MDChief Medical Officer  >20 years of financial and operational leadership roles for life sciences companiesFormer Chief Financial Officer of several publicly traded companies  Matthew HillChief Financial Officer

 PDS Biotech’s robust Versamune® -based oncology pipeline is being developed in partnership with the leaders in immuno-oncology  7  Reference: Data on file.

 PDS Biotech’s Versamune® -based pipeline is being developed in partnership with leaders in infectious disease  8  Reference: Data on file.  *Consortium of PDS Biotech, Farmacore Biotechnology and Blanver Farmoquimica. Funding provided by The Ministry of Science, Technology and Innovation of Brazil (“MCTI”)

 Introduction to PDS0101

 10  Approximately 43,000 patients are diagnosed with HPV-associated cancers annually in the US1Cancers caused by HPV include anal, cervical, head and neck, penile vaginal and vulvar cancersIncidence rate of HPV-related anal and head and neck cancer is growing and remains a significant unmet medical needExisting immunotherapies cost $120,000+ annually per patient2  1Markowitz et al. 2016. Centers for Disease Control and Prevention. 2018.2Hernandez et al. 2018. American Journal of Managed Care Volume 24, Issue 2; Company Research  Females (24,391)  Males (18,280)  US annual HPV-associated cancer incidence1  PDS0101 is designed to treat cancers caused by human papillomavirus (HPV)-16, which represents 70-80% of the HPV-associated cancer market

 11  References: Markowitz et al. 2016. Centers for Disease Control and Prevention. 2018. Hernandez et al. 2018. American Journal of Managed Care Volume 24, Issue 2; Company Research, Strauss J. et al. 2021 ASCO Annual Meeting Abstract: 2501.   human papillomavirus (HPV)-16 cancers represents 70-80% of the HPV-associated cancer market

 Greater quantity & quality of Versamune®-induced killer (CD8+) T-cells may result in unique ability to eradicate HPV-positive tumors after a single dose  12  Induced a >10-fold number of highly potent T-cells and eradication of HPV-positive tumors after a single dose in preclinical studies  Single treatment dose  Results typical of current topclinical-stage HPV cancer vaccines  Tumor rechallenge at Day 60; complete and sustained cure of cancer      *Adjuvant = cytokine GM-CSFReferences: J. Immunology, 2019 (202), 1215; Studies in TC-1 tumor model with other immunotherapies reported in: Vaccine 2009, January 14, 27 (3): 431; Science Translational Medicine 2016, 13 April, Vol 8 Issue 334; Vaccine 2009, September 25, 27 (42): 5906.  (PDS0101)  HPV-Specific CD8+ Killer T-CellsINF-γ SFCs/1x106 spleen cells

 Sub-cutaneous injection of PDS0101 monotherapy induced high quantity of potent HPV16-specific CD8+T-cells in Phase 1 clinical trial  13  2-4  Patient  2-5  3-1  3-2  5-7  2-7  High  HLA Type  A2  A2  A3  A74  A2  HPV-specific T-cell ResponseIFN-γ ELISPOT  Patient  5-1  5-4  2-1  2-3  Low  Medium  HLA Type  A2  A1,  A2,  A3, 30  HPV-specific T-cell ResponseIFN-γ ELISPOT  Responses were evaluated on Days 14-19 after SC injection Predominant CD8+ T-cell responses confirmed by Granzyme-b ELISPOT                                              Pre-treatment  Post-treatment  Lesion regression in 8/10 CIN patients within 3 months of treatment (Retrospective analysis)No recurrence within 2-year evaluation period may suggest durable immune responses  13

 Phase 2 NCI-led clinical trial evaluating the triple combination of PDS0101, Bintrafusp alfa and M9241 in advanced HPV-associated cancer  14  Indication  Patients with advanced HPV-associated cancer who have failed prior treatment  Clinical Agents  Bintrafusp alfa: Bifunctional checkpoint inhibitor-“TGF-β trap” fusion proteinM9241: Antibody-conjugated immuno-cytokinePDS0101: Versamune®-based immunotherapy generating HPV-specific CD8+ T-cells  Study goals  Group 1: Objective response rate (ORR) in checkpoint inhibitor (CPI) naïve patientsGroup 2: ORR in patients who have failed checkpoint inhibitor therapy (CPI refractory)  Timing  Full enrollment of 56 patientsComplete enrollment expected by Q1 2022  Trial Sponsor    The objective of this trial is to evaluate the potential of the triple combination to provide an effective therapy for patients with advanced and untreatable cancer

 ASCO 2021: PDS0101 triple combination achieved 83% ORR among six advanced HPV16-positive CPI naive patients, suggesting potential efficacy  15  Reference: Strauss J. et al. Phase II evaluation of the triple combination of PDS0101, M9241, and Bintrafusp alfa in patients with HPV 16 positive malignancies. Presented at: American Society of Clinical Oncology 2021 Annual Meeting; June 4-8, 2021; Virtual. Abstract: 2501.   * These numbers reflect data as of evaluation of 25 patients at a median of 8 months; numbers will change as more patients undergo evaluation

 ASCO 2021: Triple combination achieved 58% tumor reduction among 12 HPV16 checkpoint inhibitor refractory patients  16  Reference: Strauss J. et al. Phase II evaluation of the triple combination of PDS0101, M9241, and Bintrafusp alfa in patients with HPV 16 positive malignancies. Presented at: American Society of Clinical Oncology 2021 Annual Meeting; June 4-8, 2021; Virtual. Abstract: 2501.   * These numbers reflect data as of evaluation of 25 patients at a median of 8 months; numbers will change as more patients undergo evaluation  5 patients had already achieved an objective response (>30% tumor reduction)

 17  ASCO 2021: Triple combination shows promising durability of potential for anti-cancer efficacy in HPV16-positive checkpoint inhibitor naïve patients    PDS0101 + Bintrafusp alfa + M9241  Standard of Care(Checkpoint Inhibitors)    HPV16-positive    Number of checkpoint inhibitor naïve patients  6    Ongoing objective responses at median of 8 months  80% (4/5)    Survival at median of 8 months  100% (6/6)  Historical is 7-11 months  Number of checkpoint inhibitor refractory patients  12    Ongoing tumor reduction at median of 8 months  86% (6/7)    Ongoing objective responses at median of 8 months  80% (4/5)    Survival at median of 8 months  83% (10/12)  Historical is 3-4 months  Reference: Strauss J. et al. Phase II evaluation of the triple combination of PDS0101, M9241, and Bintrafusp alfa in patients with HPV 16 positive malignancies. Presented at: American Society of Clinical Oncology 2021 Annual Meeting; June 4-8, 2021; Virtual. Abstract: 2501.   Preliminary results suggest PDS0101 induction of in vivo highly active tumor-attacking HPV16 killer (CD8+) T-cells even in extensively treated and immunologically limited patients have the potential for effective disease reduction and ongoing responses  * These numbers reflect data as of evaluation of 25 patients; numbers will change as more patients undergo evaluation

 ASCO 2021: Results in HPV16-negative patients suggests critical role of PDS0101-induced HPV16-specific CD8+ T-cells in promoting tumor reduction  18  Reference: Strauss J. et al. Phase II evaluation of the triple combination of PDS0101, M9241, and Bintrafusp alfa in patients with HPV 16 positive malignancies. Presented at: American Society of Clinical Oncology 2021 Annual Meeting; June 4-8, 2021; Virtual. Abstract: 2501.   * These numbers reflect data as of evaluation of 25 patients; numbers will change as more patients undergo evaluation  Preliminary results suggest that HPV16-specific CD8+ and CD4+ T-cell induction by PDS0101 as predicted by preclinical studies may promote enhanced clinical benefit of the triple combination

 19  Phase 2 trial evaluating the combination of PDS0101/KEYTRUDA® for treatment of HPV16-positive metastatic/recurrent head and neck cancer (VERSATILE-002)  Indication  Treatment of patients with HPV16-positive head and neck cancer whose cancer has spread or returned  Clinical Agents  KEYTRUDA® (Standard of Care): Anti-PD1 checkpoint inhibitor (ORR ~20%)PDS0101: Versamune®-based immunotherapy generating HPV-specific CD8+ and CD4+ T-cells  Study goals  Group 1: Objective response rate (ORR) as first-line treatment in checkpoint inhibitor (CPI) naïve patientsGroup 2: ORR in patients who have failed checkpoint inhibitor therapy (CPI refractory)  Timing  Preliminary efficacy data anticipated Q4 2021/Q1 2022  Trial Partner    Confirmation that PDS0101 enhances the therapeutic benefit of checkpoint inhibitors could expand evaluation of Versamune®-based therapies in multiple cancer indications

 20  Phase 2 investigator-led trial evaluating the combination of PDS0101 and chemoradiation in patients with locally advanced cervical cancer (IMMUNOCERV)  Indication  Treatment of patients with locally advanced cervical cancer – Stages IB3-IVA  Clinical Agents  Chemoradiotherapy (CRT – Standard of Care): Cisplatin and radiation therapyPDS0101: Versamune®-based immunotherapy generating HPV-specific CD8+ and CD4+ T-cells  Study goals  Safety, rate of regression and local control in patients with primary tumor ≥5cm (n=35 patients)  Timing  Preliminary data anticipated 1H 2022 – Rate of complete response by PET-CT at 6 months and rate of tumor volume reduction by MRI at 30-40 days from start of treatment  Trial Sponsor    If successful, this study could support further investigation of Versamune®-based immunotherapies in combination with chemotherapy or CRT to treat multiple cancers

 Preclinical Pipeline Data

 22  Reference: Data on file.  In preclinical studies, Versamune® has demonstrated potential for potent CD8+ (killer) T-cell responses with different tumor antigens  22  PDS0101 Phase 2 interim results demonstrate promising link between targeted CD8+ killer T-cell response and anti-tumor response  Versamune®-induced T-cellsHigh quantityRight phenotype (high quality)Strong killing potency

 Development of PDS0102

 24  24  Approximately 470,000 patients are diagnosed annually with AML, prostate or breast cancer, most of which are associated with target T-cell receptor gamma alternate reading frame protein (TARP)  Acute Myeloid Leukemia (AML)Almost 20,000 cases in the US annuallyTARP expressed in 100% of AML Prostate cancerAlmost 175,000 US cases annuallyThe immunogenic TARP protein is expressed in about 90% of prostate cancers at all stages of the disease^Breast cancerMore than 270,000 US cases annuallyTARP expressed in about 50% of breast cancers at all stages of the disease  References: Fritzche FR et al. Histol Histopathol 2010 Jun; 25 (6): 733-9 doi: 10.14670/HH-25.733, Cancer Facts & Figures, American Cancer Society, 2019, LV Wood, et al. Oncoimmunology, 2016. Vol 5. No 8. e1197459.  Prostate Cancer (174,650)  Breast Cancer (271,270)  AML(19,970)  PDS0102 is designed to treat cancers caused by T-cell receptor gamma alternate reading frame protein (TARP), including AML, prostate and breast cancers

 25  25  PDS0102 may provide superior induction of TARP-specific tumor attacking CD8+ killer T-cells  Reference: Wood LV et al, Oncoimmunology, 2016, Vol. 5 (8)CFA – Complete Freund’s Adjuvant a highly potent immune activator not used in humans due to potentially lethal toxicity  PRE-CLINICAL OPTIMIZATION STUDIES: TARP-Specific T-cell Induction after 2 injections of PDS0102

 Development of PDS0103

 Clinical trial design will seek to evaluate PDS0103 in tumor types with the highest expression of MUC1 and the greatest differences in MUC1 expression between malignant and healthy tissue  PDS0103 is designed to treat cancers caused by mucin-1 (MUC1), which is highly expressed in solid tumors and is associated with poor prognosis  Reference: M. Uhlen, et al. A pathology atlas of the human cancer transcriptome. Science.18 Aug 2017. MUC1 protein expression overview data available from https://www.proteinatlas.org/ENSG00000185499-MUC1/tissue.

 28  28  Greater quantity and quality of Versamune®-induced CD8+ killer T-cells may result in ability to eradicate MUC1-positive tumors  Induced a >10-fold number of polyfunctional MUC1 specific CD8+ T-cells  *Adjuvant = cytokine GMCSFReferences: J. Immunology, 2019 (202), 1215; Studies in TC-1 tumor model with other immunotherapies reported in: Vaccine 2009, January 14, 27 (3): 431; Science Translational Medicine 2016, 13 April, Vol 8 Issue 334; Vaccine 2009, September 25, 27 (42): 5906.

 PDS0101 Near-Term Milestones and Market Opportunities

 Projected milestones through 2022*  *Based on current enrollment and forecast modeling as of November 2021. Subject to change.  4Q22  3Q22  2Q22  1Q22  4Q21  3Q21  2Q21  1Q21  Preliminary efficacy data from advanced HPV-associated cancer trial (NCI)  Interim data from HPV-associated cancer trial (NCI)  Preliminary data from ImmunoCerv (MD Anderson) expected  Preliminary data from VERSATILE-002 (KEYTRUDA® combo) expected      Expected completion of HPV-associated cancer trial (NCI)    PDS0101    30    PDS Biotech Funded Clinical Trials  Partner Co-Funded Clinical Trials  PDS0102  PDS0103  Planned initiation of Phase 1/2 clinical trial in TARP-related cancers  Planned initiation of Phase 1/2 clinical trial in MUC1-related cancers

 Appendix

 33  Bintrafusp alfa (M7824 - bi-functional checkpoint inhibitor)  Tumor Regression: 0/16 (0%)T-cell Clones: 22  PDS0101 + Bintrafusp alfa + M9241 (NHS IL-12)  Tumor Regression: 13/16 (81%)T-cell Clones: 3  *Reference: Smalley Rumfield C, Pellom ST, Morillon II YM, et al; Journal for ImmunoTherapy of Cancer 2020; 8:e000612. doi: 10.1136/jitc-2020-000612  Red – CD8+ (killer) T-cellsGreen – CD4 + (helper) T-cells  T-cell clones per 25% of TCR repertoire (Average)  Combination of PDS0101 with M9241 or Bintrafusp alfa generated superior targeted T-cell response; triple combination demonstrated superior efficacy            T-cell induction levels    Preclinical study: Triple combination of PDS0101, Bintrafusp alfa (M7824) and M9241 (NHS-IL12) demonstrated higher targeted T-cell response

 34  Reference: Data on file.  Versamune® induces high quantity and quality of CD8+ killer T-cells that infiltrate the tumors and make them more susceptible to killing  Minimizes the presence of immune suppressive regulatory T-cells (Treg) within the tumor microenvironment  PDS0101 treatment alters the tumor from having >250-fold more immune repressive Treg cells than CD8+ (killer) T-cells to having about 10-fold higher CD8+ T-cells than Treg cells within 10 days of treatment  A-antigen, R-Versamune® (R-DOTAP); G-GM-CSF; S-Sucrose; N-Naive

 35  Reference: Data on file.  PDS0104 preclinical studies: Potent TRP2-specific CD8+ killer T-cells demonstrate potential to break immune tolerance in difficult-to-treat B16 melanoma  35  14 days after single injection treatment  Potential potent activity with different tumor antigens

 Immunotherapeutics ORR in HPV-associated malignancies  36  Taken from J. Strauss, ASCO 2021 (Revised to show CPI status)  Agents(s)  Cervical (CPI Naïve)  H&N SCC (CPI Naïve)  All HPV (CPI Naïve)  All HPV (CPI refractory)  References              Pembroluzimab (Keytruda®)  14%  24%      Keynote 012, Siewert TY, 2016  Nivolumab (Opdivo®)    13%      Checkmate 154, Ferris RL, 2018  Atezolizumab (Tecentriq®)    22%      Colevas AD, Ann Oncol 2018  Opdivo + ISA 101      33%    Massarelli, JAMA Oncol 2019  Bintrafusp-α      30.5%  10%  Strauss, JITC 2020  PDS0101 + Bintrafusp-α + M9241      83% (ORR)  58% (reduction)42% (ORR)  Strauss, ASCO 2021

 37  Adverse Event Summary  All patientsN=25*    Grade ≥2   Treatment-related adverse events (TRAEs)  23 (92%)  TRAEs leading to discontinuation of ≥ 1 drug(s)  5 (20%)  Treatment-related serious AEs  7 (28%)  TRAEs in ≥5% of patients    Anemia  12 (48%)  Lymphocyte decrease  7 (28%)  Flu like symptoms  6 (24%)  Injection site reactions  5 (20%)  Hematuria  4 (16%)  AST/ ALT/ Alk phos elevation  4 (16%)  Keratoacanthomas  4 (16%)  Leukocyte decrease  3 (12%)  Maculopapular rash  3 (12%)  Pruritis  3 (12%)  Nausea/ vomiting   3 (12%)  Mucositis  3 (12%)  Hypothyroidism  3 (12%)  Peripheral motor neuropathy  2 (8%)  Fatigue  2 (8%)  Grade 3 TRAEs occurred in 10 (40%) patientsAnemia due to gross hematuria (n=4), AST/ALT elevation (n=2); flu like symptoms (n=1), nausea/ vomiting (n=1), leukopenia (n=1), lymphopenia (n=2), HLH (n=1)One patient with transient grade 3 leukopenia and lymphopenia also had transient grade 4 neutropenia4 patients who originally had grade 3 toxicities with the triple combo including M9241 at 16.8 mcg/kg tolerated the triple combo with M9241 at 8 mcg/kg w/o any further grade ≥3 toxicitiesNo treatment-related deaths occurred  No new or elevated toxicities observed from the addition of PDS0101 to the combination; PDS0101 only caused transient injection site reactions  37  * These numbers reflect data as of evaluation of 25 patients; numbers will change as more patients undergo evaluation  Reference: Strauss J. et al. Phase II evaluation of the triple combination of PDS0101, M9241, and bintrafusp alfa in patients with HPV 16 positive malignancies. Presented at: American Society of Clinical Oncology 2021 Annual Meeting; June 4-8, 2021; Virtual. Abstract: 2501.

 Percentages of HPV-related cancers (anal, cervical, head and neck, vaginal and vulvar cancers) included in the interim data study population  PDS0101 interim Phase 2 trial data presented by the NCI at ASCO 2021: Most HPV-associated cancers are represented - >95% of all US cases  38  Cervical(40%)  Anal(24%)  Vaginal/Vulvar(12%)  Head & Neck(24%)  Reference: Strauss J. et al. Phase II evaluation of the triple combination of PDS0101, M9241, and Bintrafusp alfa in patients with HPV 16 positive malignancies. Presented at: American Society of Clinical Oncology 2021 Annual Meeting; June 4-8, 2021; Virtual. Abstract: 2501.   * These numbers reflect data as of evaluation of 25 patients; numbers will change as more patients undergo evaluation